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                                   EXHIBIT 24



                                POWER OF ATTORNEY

                        DIRECTORS OF DCB FINANCIAL CORP.


         Know all men by these presents that each person whose name is signed below has made, constituted and appointed, and by this instrument does make, constitute and appoint Larry D. Coburn his true and lawful attorney with full power of substitution and resubstitution to affix for him and in his name, place and stead, as attorney-in-fact, his signature as director or officer, or both, of DCB Financial Corp., an Ohio corporation (the "Company"), to a Registration Statement on Form S-8 registering under the Securities Act of 1933, common shares and plan interests to be offered and sold under The Delaware County Bank and Trust Company Employee 401(k) Retirement Plan, and to any and all amendments, post-effective amendments and exhibits to that Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he might or could do if personally present, and hereby ratifying and confirming all that said attorney-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed at Lewis Center, Ohio, on August 21, 2001.



/s/ G. William Parker                        Chairman of the Board
-----------------------------------          and Director
G. William Parker

/s/ C. William Bonner                        Director
-----------------------------------
C. William Bonner

/s/ Jerome J. Harmeyer                       Director
-----------------------------------
Jerome J. Harmeyer

/s/ Merrill L. Kaufman                       Director
-----------------------------------
Merrill L. Kaufman

/s/ Terry M. Kramer                          Director
-----------------------------------
Terry M. Kramer

/s/ Vicki J. Lewis                           Director
-----------------------------------
Vicki J. Lewis

/s/ William R. Oberfield                     Director
-----------------------------------
William R. Oberfield

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/s/ Thomas T. Porter                         Director
-----------------------------------
Thomas T. Porter

/s/ Edward A. Powers                         Director
-----------------------------------
Edward A. Powers

/s/ Gary M. Skinner                          Director
-----------------------------------
Gary M. Skinner

/s/ ADAM STEVENSON                           Director
-----------------------------------
Adam Stevenson